United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

LE@P TECHNOLOGY, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐ Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)          Title of each class of securities to which transaction applies:

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	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

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2

LE@P TECHNOLOGY, INC.
5601 NORTH DIXIE HIGHWAY, SUITE 411
FORT LAUDERDALE, FLORIDA 33334
(954) 771-1772

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are invited to attend the 2007 Annual Meeting of Stockholders of Le@P Technology, Inc. (the “Company”), which will be held at the Company’s principal executive offices located at 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, on June 1, 2007, at 9:00 a.m., Florida time.

At the Annual Meeting, you will be asked to consider and approve the following:

1.	To elect five Directors to serve until the 2008 Annual Meeting of Stockholders;

2.	To adopt the Company’s 2006 Long-Term Incentive Plan;

3.	To ratify Berenfeld Spritzer Shechter & Sheer as the Company’s independent auditors for the fiscal year ending December 31, 2007; and

4.	To act upon any other matters properly coming before the Annual Meeting or any adjournment thereof.

Attendance at the Annual Meeting is limited to stockholders of record as of April 9, 2007.

The enclosed proxy is solicited by the Board of Directors of the Company. The Notice of the Annual Meeting and accompanying proxy statement contain information concerning the business to be considered at the Annual Meeting. Please give these proxy materials your careful attention. Whether you plan to attend the Annual Meeting or not, please complete, date, sign and return the enclosed proxy card promptly. If you attend the Annual Meeting and prefer to vote in person, you may do so. The return of the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.

By order of the Board of Directors

/s/ Donald Ciappenelli

Donald Ciappenelli
Chief Executive Officer, Chairman of the Board

April 19, 2007
Fort Lauderdale, Florida

2007 ANNUAL MEETING OF STOCKHOLDERS

OF

LE@P TECHNOLOGY, INC.

PROXY STATEMENT FOR THE ANNUAL MEETING

The 2007 Annual Meeting of Stockholders (“Annual Meeting”) of LE@P TECHNOLOGY, INC. ( the “Company”) will be held at the Company’s principal executive offices located at 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, on Friday, June 1, 2007 at 9:00 a.m., Florida time, or at any adjournments or postponements of the Annual Meeting.

We will begin sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about April 27, 2007 to all stockholders entitled to vote at the Annual Meeting. Stockholders who owned shares of the Company’s Class A Common Stock, par value $0.01 per share (“Class A Common Stock”) or shares of the Company’s Class B Common Stock, par value $0.01 per share (“Class B Common Stock”) at the close of business on April 9, 2007 (the “Record Date”) are entitled to vote. On the Record Date, there were 65,195,909 shares of Class A Common Stock outstanding and 25,000 shares of Class B Common Stock outstanding. The Company’s principal executive offices are located at 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, telephone number (954) 771-1772.

WHY WAS THIS PROXY STATEMENT SENT?

This proxy statement and the enclosed proxy card were sent to you because the Company’s Board of Directors is soliciting proxies from holders of the Company’s Class A Common Stock and Class B Common Stock. The Company has two classes of Common Stock (Class A Common Stock and Class B Common Stock), and one series of Preferred Stock (denominated the Series B Preferred Stock). The holders of Class A Common Stock and Class B Common Stock are each entitled to vote at the Annual Meeting, as described herein. The holders of Series B Preferred Stock have no voting rights and are not entitled to vote at the Annual Meeting. This proxy statement summarizes the information you need to know to vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

WHAT IS BEING VOTED ON?

The following proposals are being voted on at the Annual Meeting:

•	To elect five Directors to serve until the 2008 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

•	To adopt the Company’s 2006 Long-Term Incentive Plan;

•	To ratify Berenfeld Spritzer Shechter & Sheer as independent auditors for the Company for the fiscal year ending December 31, 2007; and

•	To act upon any other matters properly coming before the Annual Meeting or any adjournment thereof.

WHO MAY VOTE?

Stockholders who owned Class A Common Stock or Class B Common Stock at the close of business on April 9, 2007 (the “Record Date”) are entitled to vote at the Annual Meeting. A list of the stockholders entitled to vote at the Annual Meeting will be available at the Company’s principal executive offices located at 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida, for a period of ten (10) days prior to our Annual Meeting for examination by any stockholder.

HOW MANY VOTES DO I HAVE?

Each share of Class A Common Stock that you own entitles you to one vote. Holders of Class B Common Stock are entitled to one vote for each share of Class B Common Stock. Except in respect of the election of Directors, the shares of the Class A Common Stock and Class B Common Stock will vote together as a single class.

HOW MANY VOTES ARE NEEDED FOR A QUORUM?

As of April 9, 2007, the following shares of voting stock were outstanding: (i) 65,195,909 shares of Class A Common Stock, and (ii) 25,000 shares of Class B Common Stock. The Annual Meeting will be held if a majority of the outstanding shares of (i) Class A Common Stock and (ii) Class B Common Stock entitled to vote is represented at the Annual Meeting. This means that a minimum of (i) 32,597,955 shares of Class A Common Stock and (ii) 12,501 shares of Class B Common Stock are required for a quorum. If you have returned the proxy or attend the Annual Meeting in person, your shares of Class A Common Stock and Class B Common Stock will be counted for the purpose of determining whether a quorum exists, even if you wish to abstain from voting on some or all matters introduced at the Meeting. “Broker non-votes” also count for quorum purposes. If you hold your Class A Common Stock or Class B Common Stock through a broker, bank, or other nominee, generally the nominee may only vote the Class A Common Stock or Class B Common Stock which it holds for you in accordance with your instructions.

If a quorum is not present or represented at the Annual Meeting, the Annual Meeting may be adjourned until a quorum is present or represented. At any adjournment of the Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting.

DOES IT APPEAR LIKELY THAT EACH OF THE PROXY PROPOSALS WILL BE APPROVED?

          Yes. M. Lee Pearce, M.D., the Company’s largest shareholder, who beneficially owns 96.97% of the Company’s Class A Common Stock and 100% of the Company’s Class B Common Stock, has stated that he intends to vote in favor of each of the proposals to be brought before the Annual Meeting. Thus, approval of the following proposals is assured:

•	“FOR” electing the five nominated Directors to serve until the 2008 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

•	“FOR” adopting the Company’s 2006 Long-Term Incentive Plan; and

•	“FOR” ratifying Berenfeld Spritzer Shechter & Sheer as independent auditors for the Company for the fiscal year ending December 31, 2007.

HOW DOES A STOCKHOLDER VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. No postage is needed if the proxy card is mailed in the United States. Returning the proxy card will not affect your right to attend the Annual Meeting and vote. If you properly fill in your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors and as follows:

•	“FOR” electing the five nominated Directors to serve until the 2008 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

•	“FOR” adopting the Company’s 2006 Long-Term Incentive Plan; and

•	“FOR” ratifying Berenfeld Spritzer Shechter & Sheer as independent auditors for the Company for the fiscal year ending December 31, 2007.

If any other matter is presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement went to press, we knew of no matter which needed to be acted upon at the Annual Meeting, other than those discussed in this proxy statement.

MAY A PROXY BE REVOKED?

Yes. If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in one of three ways. First, you may send in another proxy with a later date. Second, you may notify the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy. Third, you may vote in person at the Annual Meeting.

HOW DOES A STOCKHOLDER VOTE IN PERSON?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares as of April 9, 2007 (the Record Date).

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

Proposal 1:
Election of Five Directors

Although the holders of Class B Common Stock are entitled to elect a simple majority (two) of the Board of Directors and holders of the Class A Common Stock are entitled to elect the remaining Directors (one), the holders of the Class B Common Stock have consented to the election of three additional Class A Directors and only one Class B Director for purposes of this Annual Meeting only. Accordingly, the holders of Class A Common Stock will be entitled to elect four directors and the holders of Class B Common Stock will be entitled to elect one director at the Annual Meeting. The holders of the Class B Common Stock have retained the right to call at anytime a special meeting of the holders of Class B Common Stock for the purpose of electing that number of additional Class B Directors as would thereafter result in the Class B Directors constituting a simple majority of the Board of Directors. For example, if the Board consists of four Class A Directors and one Class B Director, the holders of the Class B Common Stock can call a special meeting to elect four additional Class B Directors, so the total Directors after the special meeting would consist of 4 Class A Directors and 5 Class B Directors.

The persons nominated as the “Class A Directors” will be elected if they receive the affirmative vote of a plurality of the outstanding shares of Class A Common Stock. Similarly, the “Class B Director” will be elected if he receives the affirmative vote of a plurality of the outstanding shares of Class B Common Stock. “Plurality” means that individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be elected. Cumulative voting is not permitted. If you do not vote for a particular nominee, or you indicate “withhold authority to vote” for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee. A “broker non-vote” will also have no effect on the outcome since only a plurality of votes actually cast is required to elect the Class A Directors or the Class B Director, respectively.

Proposal 2:
Adoption of the Company’s 2006 Long- Term Incentive Plan

The affirmative vote of a majority of the votes cast by the holders of the Class A Common Stock and the Class B Common Stock, voting together as a single class, at the Annual Meeting is required to adopt the Company’s 2006 Long-Term Incentive Plan. Although a vote to “abstain” is counted as neither a vote for or against the proposal, if you abstain from voting, it has the same effect as if you voted “against” this proposal. Broker non-votes will have no effect on the outcome.

Proposal 3: Ratification of Selection of Auditors

The affirmative vote of a majority of the votes cast by the holders of the Class A Common Stock and Class B Common Stock, voting together as a single class, at the Annual Meeting is required to ratify and approve the appointment of Berenfeld Spritzer Shechter & Sheer, LLP as the Company’s independent auditors for the fiscal year ended December 31, 2007. Although a vote to “abstain” is counted as neither a vote for or against the proposal, if you abstain from voting, it has the same effect as if you voted “against” this proposal. Broker non-votes will have no effect on the outcome.

IS VOTING CONFIDENTIAL?

Proxy cards, ballots and voting tabulations that identify individual stockholders are confidential. Only the inspector of election and certain representatives of the Company associated with processing proxy cards and counting the votes have access to your card. Additionally, all comments directed to the Company’s management (whether written on the proxy card or elsewhere) remain confidential, unless you ask that your name be disclosed.

WHO PAYS THE COST OF SOLICITING THE PROXIES?

The Company will pay the cost of this proxy solicitation, which includes preparing, assembling and mailing the Notice of Annual Meeting, the proxy statement and the proxy card. The Company will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy material to their principals and obtaining their proxies.

HOW DOES A STOCKHOLDER OBTAIN A COPY OF THE ANNUAL REPORT?

A copy of the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006 is enclosed with this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of April 9, 2007, the Record Date, the Common Stock owned beneficially by (i) each director of the Company, (ii) each executive officer, (iii) all directors or nominees for director and executive officers as a group, and (iv) each person known by the Company to be the “beneficial owner” of more than five percent (5%) of such Common Stock. “Beneficial ownership” is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. For example, you “beneficially” own Common Stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a Director or trustee, or a contract or understanding) have or share the power to vote or sell the stock or have the right to acquire it within 60 days. Except as disclosed in the footnotes below, each person has sole voting and investment power over his or her shares. As of April 9, 2007, there were 65,195,909 shares of Class A Common Stock issued and outstanding and 698 holders of record, and 25,000 shares of Class B Common Stock issued and outstanding and one holder of record. In addition, there are 2,170 shares of Series B Preferred Stock issued and outstanding and one holder of record.

Name (1)	Current Title	Shares Beneficially Owned	Percentage Beneficially Owned	Title Of Class

M. Lee Pearce, M.D.		63,222,409 (2)	96.97%	Class A Common
		25,000 (3)	100%	Class B Common
		2,170 (4)	100%	Series B Preferred

Donald J. Ciappenelli, Ph.D.	Class A Director, Chairman of the Board, Chief Executive Officer	925,117 (5)	1.4%	Class A Common

Howard Benjamin	Vice President	227,746 (6)	*	Class A Common

Timothy C. Lincoln	Class B Director, Former Acting Principal Executive Officer	1,053	*	Class A Common

Mary E. Thomas	Class A Director, Acting Principal Financial Officer	52,500 (7)	*	Class A Common

Jerome Fields, M.D.	Class A Director	100,000	*	Class A Common

Mayra Diaz	Class A Director	0	-

All Directors and Executive Officers as a Group (5 Persons)		1,306,416(8)	2.0%	Class A Common

*Less than 1%.

(1)

The address of Dr. Ciappenelli and Dr. Benjamin is 30 Washington Street, Wellesley Hills, Massachusetts 02481. The address for all other persons and entities listed above is 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334.

(2)

The shares of Class A Common Stock beneficially owned by Dr. Pearce include: (i) 60,497,409 shares owned by the M. Lee Pearce 2005 Irrevocable Trust (“Trust”), of which Dr. Pearce is the 100% beneficial owner, (ii) 2,000,000 shares owned by PearTan, LLC of which Dr. Pearce is the sole member, (iii) 700,000 shares owned by Broward Trading Corporation, of which Dr. Pearce is the sole shareholder, and (iv) 25,000 shares held by Dr. Pearce directly. The calculation of Dr. Pearce’s beneficial ownership percentage does not take into account the exercise of options held by third parties, including options held by officers and directors.

(3)	These shares of Class B Common Stock are owned by Lauderdale Holdings, Inc. (“LHI”), a Florida corporation of which Dr. Pearce is the sole shareholder.

(4)	These shares of Series B Preferred Stock do not have voting rights and are held by the M. Lee Pearce 2005 Irrevocable Trust, of which Dr. Pearce is the 100% beneficial owner.

(5)

Dr. Ciappenelli holds options to purchase 2,775,350 shares of Class A Common Stock. Of the total 2,775,350 options, 925,117 are fully vested, 925,117 will be vested on November 1, 2007, and 925,116 will be vested on November 1, 2008. The calculation of Dr. Ciappenelli’s beneficial ownership percentage does not take into account the exercise of options and warrants held by third parties, including options and warrants held by other officers and directors.

(6)

Dr. Benjamin holds options to purchase 683,238 shares of Class A Common Stock. Of the total 683,238 options, 227,746 are fully vested, 227,746 will be vested on March 5, 2009, and 227,746 will be vested on March 5, 2010. The calculation for Dr. Benjamin’s beneficial ownership percentage does not take into account the exercise of options and warrants held by third parties, including options and warrants held by other officers and directors.

(7)	Ms. Thomas holds vested options to purchase 52,500 shares of Class A Common Stock.

(8)	Includes 1,205,363 shares issuable upon the exercise of vested options.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors has selected the following persons as nominees for election to the Board of Directors. Holders of Class A Common Stock may withhold authority to vote for the nominees for Class A Directors. Although management has no reason to believe that the nominees will be unable or unwilling to serve, if any nominee withdraws or otherwise becomes unavailable to serve, the proxyholders will vote for any substitute nominee designated by the Board of Directors. Certain information concerning the nominees is provided below.

NOMINEES FOR CLASS A DIRECTORS

Name	Age	Position	Since

Donald J. Ciappenelli, Ph.D.	63	Class A Director, Chairman of the Board, Chief Executive Officer	November 2006

Mary E. Thomas	48	Class A Director, Acting Principal Financial Officer	June 2003 October 2000

Mayra V. Diaz	43	Class A Director	June 2003

Jerome Fields, M.D.	78	Class A Director	May 2006

NOMINEE FOR CLASS B DIRECTOR

Name	Age	Position	Since

Timothy C. Lincoln	48	Class B Director, Former Acting Principal Executive Officer	July 2000 September 2002-November 2006

Donald J. Ciappenelli, Ph.D. has served as the Chief Executive Officer, Class A Director and Chairman of the Board of the Company since November 1, 2006. Dr. Ciappenelli has over twenty-five years of experience in the life sciences including research and development, product commercialization and executive management of biotech ventures. From 1980 to 2005, Dr. Ciappenelli founded and was a director on the board of seven biotech companies of which three reached the public market. He served as the director of Chemical Laboratories and was a member of the Chemistry faculty at Harvard University from 1977 to 1992, and served as a specialist in the early stage development of over fifty science based start-up companies. Dr. Ciappenelli received a Bachelor of Science Degree in Chemistry from the University of Massachusetts, his Ph.D. from the Department of Chemistry at Brandeis University, and was a postdoctoral fellow in the Department of Chemistry at the Massachusetts Institute of Technology.

Mary E. Thomas has served as a Class A Director of the Company since June 2003, and is currently the Company’s Acting Principal Financial Officer, a position she has held since October 2000. Ms. Thomas has over twenty years experience in the healthcare and management financial accounting industry. Ms. Thomas also serves as an officer for a number of entities which are directly or indirectly beneficially owned by M. Lee Pearce, M.D., the Company’s former chairman of the Board of Directors and its majority stockholder. From September 1999 to October 2000, Ms. Thomas served as an assistant to the Chief Executive Officer of the Company and was a member of the accounting department. From 1985 to 1999, Ms. Thomas served in various financial and managerial positions for General Health Corp. I (“General Health Corp.”) of which Dr. Pearce is the President and indirect beneficial owner. Ms. Thomas received a Bachelor of Science Degree in Accounting from Nova Southeastern University.

Mayra V. Diaz has served as a Class A Director of the Company since June 2003. She has over twenty years experience in the mortgage banking and financial accounting industry where she held various executive positions. Mrs. Diaz is currently employed as an in-house accountant by General Health Corp, a company affiliated with Dr. Pearce. Mrs. Diaz also serves as director for a number of entities which are directly or indirectly owned by Dr. Pearce. Mrs. Diaz received a bachelor degree from Barry University. Mrs. Diaz has been a member of the National Association of Tax Professionals since 1995, and is an Associate Member of the American Institute of Certified Public Accountants.

Jerome Fields, M.D. has over forty-five years experience in the health care industry. Dr. Fields practiced family medicine from 1958 to 2002, and has served as Chief of Staff and Chief of the Division of Family Practice at Hialeah Hospital. From 1992 to 2002, Dr. Fields was an instructor of medicine at Palmetto Hospital for Nova Southeastern Medical School. Dr. Fields had also served as an independent director of South Florida Savings and Loan Bank for five years. Prior to retirement, Dr. Fields was an active and certified member of the American Board of Family Practice, the Florida Medical Association, the American Medical Association, the Dade County Medical Association and the American Academy of Family Practice. Dr. Fields received a bachelor degree in Biology from Villanova University, a doctorate in medicine from Hahnemann Medical College, and served as an officer and physician in active duty with the U.S. Navy from 1956-1958.

Timothy C. Lincoln has served as a Class B Director of the Company since July 2000, and was the Company’s Acting Principal Executive Officer, a position he has held from September 2002 until October 31, 2006. Mr. Lincoln is currently legal counsel for Marquette Realty, Inc., a position he has held since September 2000. He has also maintained a private legal practice since October 1998. From August 1995 to May 1998, he served in various legal and management roles for Marquette Realty, Inc. Marquette Realty, Inc. manages a number of entities of which M. Lee Pearce, M.D., the Company’s former chairman of the Board of Directors and its majority stockholder, is the beneficial owner. Mr. Lincoln also serves as a director for a number of entities which are directly or indirectly owned by Dr. Pearce. From 1993 to 1996, Mr. Lincoln served as a mortgage loan officer for the Bank of North America, which was formerly controlled by Dr. Pearce. Mr. Lincoln received a Master of Business Administration Degree in Marketing from the University of New Mexico and received a J.D. degree from the University of Miami School of Law. Mr. Lincoln is a member of the Florida Bar Association.

Class A Directors are elected by holders of the Class A Common Stock and the Class B Director is elected by holders of the Class B Common Stock. Each Director holds office until the following election or until their successors are elected and qualified. The Company’s bylaws permit the Board of Directors to fill any vacancy and such Director may serve until the next annual meeting. The officers of the Company are appointed by and serve at the discretion of the Company’s Board of Directors.

Family Relationships

There are no family relationships between any of the Company’s executive officers and directors.

Certain Legal Proceedings

During the past five years,

          (i)          no bankruptcy petition has been filed by or against any business of which any nominee for Director was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

          (ii)          no nominee for Director was convicted in a criminal proceeding or was subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

          (iii)          no nominee for Director was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and

          (iv)          no nominee for Director was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission, or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, where the judgment was not reversed, suspended or vacated.

Vote Required and Recommendation

The persons nominated as the Class A Directors will be elected if they receive the affirmative vote of a plurality of the outstanding shares of Class A Common Stock. Similarly, the Class B Director will be elected if he receives the affirmative vote of a plurality of the outstanding shares of Class B Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” ELECTING THE SLATE OF FOUR CLASS A DIRECTORS AND ONE CLASS B DIRECTOR TO SERVE UNTIL THE 2007 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED.

CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

The Company’s Board of Directors held two meetings during the year ended December 31, 2006. The Company has an Audit Committee, but no standing Nominating Committee or Compensation Committee.

No Director attended fewer than 75% of the meetings of the Board of Directors or of any committee on which such Director served during the year ended December 31, 2006. The Board of Directors encourages, but does not require, its directors to attend the Company’s annual meeting of stockholders. Last year, two of the Company’s directors attended the Company’s annual meeting.

Audit Committee

The Company’s Audit Committee currently consists of Timothy C. Lincoln, Mayra Diaz, and Mary E. Thomas. During 2006, the Audit Committee met four times. The Audit Committee will review the scope of the accountants’ engagement, including the remuneration to be paid, and will review the independence of the auditors. The Audit Committee, with the assistance of appropriate personnel, will review the Company’s annual financial statements and the independent auditor’s report, including significant reporting and operational issues; corporate policies and procedures as they relate to accounting and financial reporting and financial controls; litigation in which the Company is a party; and use by the Company’s executive officers of expense accounts and other non-monetary perquisites, if any. The Audit Committee may direct the Company’s legal counsel, independent auditors and internal staff to inquire into and report to it on any matter having to do with the Company’s accounting or financial procedures or reporting.

The Board of Directors has not adopted a written charter for the Audit Committee. Ms. Thomas and Ms. Diaz are both considered “audit committee financial experts” within the meaning of that term as defined by the Securities and Exchange Commission pursuant to Section 407 of the Sarbanes-Oxley Act of 2002. None of the members of the Audit Committee are “independent” as independence for audit committee members is defined by the NASDAQ National Market (“NASDAQ”) listing standards.

Nominating Committee

The Board of Directors does not have a separate nominating committee or a nominating committee charter. Rather, the entire Board of Directors acts as a nominating committee. The members of the Board of Directors are not all independent as defined in the NASDAQ listing standards. The Board of Directors does not believe the Company would derive any significant benefit from a separate nominating committee. The Board considered Dr. Fields as a candidate for the Company’s Board of Directors based upon an introduction from Dr. Pearce. After interviewing Dr. Fields and considering other factors, the Board invited Dr. Fields to join the Board of Directors in March 2006.

In recommending director candidates in the future, the Board intends to take into consideration such factors as it deems appropriate based on the Company’s current needs. These factors may include diversity, age, skills, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate’s experience and business background and other Board members’ experience and business background, whether such candidate would be considered “independent”, as such term is defined in the NASDAQ listing standards, as well as the candidate’s ability to devote the required time and effort to serve on the Board.

The Board will consider for nomination by the Board director candidates recommended by stockholders if the stockholders comply with the Company’s by-laws relating to nomination of directors by shareholders. These by-law procedures are described in the proxy under the heading “Other Matters – Stockholder Proposals.”

Compensation of Directors

Non-employee Directors are compensated at the rate of $500 for regular meetings and $250 for each special meeting they attend and are also reimbursed for associated expenses of attendance.

Section 16(a) Beneficial Ownership Reporting Compliance

To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during the year ended December 31, 2006, its officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements.

Shareholder Communications with the Board of Directors

Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Le@P Technology, Inc., 5601 N. Dixie Highway, Fort Lauderdale, Florida, 33334. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An “appropriate shareholder communication” is a communication from a person claiming to be a shareholder in the communication, the subject of which relates solely to the sender’s interest as a shareholder and not to any other personal or business interest.

In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to any particular director(s), the Corporate Secretary will send appropriate shareholder communications to such director(s). In the case of communications addressed to a committee of the board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee is made pursuant to the rules of the SEC. This report shall not be deemed incorporated by reference by a general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee hereby reports as follows:

          1.          The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2006 with management of the Company.

          2.          The Audit Committee has discussed with Berkowitz Dick Pollack and Brant, LLP, its independent auditors, the matters required to be discussed by SAS 61 (Communication with Audit Committees).

          3.          The Audit Committee has received the written disclosures and the letter from Berkowitz Dick Pollack and Brant, LLP required by the Independence Standards Board No. 1 (Independent Discussions with Audit Committees), and has discussed with Berkowitz Dick Pollack and Brant, LLP their independence.

          4.          Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of the Company, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, for filing with the SEC.

AUDIT COMMITTEE

/s/ Mary Thomas
/s/ Timothy C. Lincoln
/s/ Mayra Diaz

EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions held with respect to each executive officer of the Company as of April 1, 2007. Certain biographical information concerning Mr. Lincoln and Ms. Thomas is presented under the heading “Election of Directors.”

Name	Age	Position	Since

Donald J. Ciappenelli, Ph.D.	63	Chief Executive Officer, Class A Director, Chairman of Board	November 2006

Howard Benjamin, Ph.D.	47	Vice President	March 2007

Timothy C. Lincoln	48	Former Acting Principal Executive Officer, Class B Director	October 2002- November 2006 July 13, 2001

Mary E. Thomas	48	Acting Principal Financial Officer Class A Director	October 2000 (1) June 27, 2003

(1) Prior to her election to the Board in June 2003, Ms. Thomas was not considered an executive officer of the Company.

EXECUTIVE COMPENSATION

The Summary Compensation Table sets forth compensation paid by the Company to (i) Donald Ciappenelli, Ph.D., the Company’s Chief Executive Officer, (ii) Timothy Lincoln, the Company’s Former Acting Principal Executive Officer, and (iii) Mary Thomas, the Company’s Acting Chief Financial Officer for the fiscal years ended December 31, 2006 and 2005. Dr. Ciappenelli, Mr. Lincoln and Ms. Thomas are collectively referred to as the “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($) (1)	Long-Term Compensation Securities Underlying Options/ SARs (#)

Donald J. Ciappenelli, Ph.D. (2) Chief Executive Officer	2006	$40,924	-0-	-0-	2,775,350 (5)

Timothy C. Lincoln (3) Acting Principal Executive Officer	2006	-0-	-0-	-0-	-0-

	2005	-0-	-0-	-0-	- 0-

Mary E. Thomas Acting Principal Financial Officer	2006	$34,278	-0-	-0-	-0-

	2005	$36,292	-0-	-0-	-0-

(1)

Except for stock options issued pursuant to the Company’s 1996, 1997, 1998, 1999 and 2006 Stock Option Plans, the Company has not provided benefits under any other long-term compensation plans, stock appreciation rights, defined benefit or actuarial plan. Except pursuant to the employment agreement with Dr. Ciappenelli described below, the Company does not have any employment contract or termination of employment or change in control agreement with its Named Executive Officers.

(2)

Dr. Ciappenelli was appointed as the Chief Executive Officer effective November 1, 2006. Dr. Ciappenelli received a grant of 2,775,350 options, 925,117 which were immediately vested. The exercise price of the options is $0.079 per share and the expiration date is November 1, 2016.

(3)	Mr. Lincoln served as Acting Principal Executive Officer from September 30, 2002 through October 31, 2006.

Option Grants in Fiscal 2006

The Company granted options to purchase 2,775,350 shares of Class A Common Stock to its Chief Executive Officer, Dr. Ciappenelli, pursuant to an employment effective November 1, 2006. These include 925,117 fully vested options, 925,117 options that vest on November 7, 2007, and 925,116 options that vest on November 7, 2008. The options were granted subject to shareholder approval of the 2006 Long-Term Incentive Plan.

Fiscal Year End Option Values

There were no stock options exercised by the Named Executive Officers during 2006. The following table contains information about unexercised stock options held at the end of 2006 by Named Executive Officers.

Year-End 2006 Option Values

	Number of Securities Underlying Options at FY End(#)	Value of Unexercised In-the-Money Options at FY-End ($)

Name	Exercisable/Unexercisable	Exercisable/Unexercisable

Donald J. Ciappenelli, Ph.D.	925,117/1,850,233	$ 296,963/593,925 (1)
Mary E. Thomas	52,500/0	0/0 (2)
Timothy C. Lincoln	75,000/0	0/0 (2)

(1)

The options granted to Donald J. Ciappenelli, Ph.D. are in-the-money options. The exercise price of the options granted to Dr. Ciappenelli is $0.079 per share, and the trading price of the Company’s Class A Common Stock on December 31, 2006 was $0.40 per share.

(2)

The options granted to Mary E. Thomas and Timothy C. Lincoln are not in-the-money options. The exercise price of the options granted to Mary E. Thomas and Timothy C. Lincoln are $3.00 and $0.50 per share, respectively, and the trading price of the Company’s Class A Common Stock on December 31, 2006 was $0.40 per share.

Employment Contracts

The Company has an employment agreement with Donald J. Ciappenelli, the Company’s Chief Executive Officer and President, and Howard Benjamin, the Company’s Vice President. Pursuant to Dr. Ciappenelli’s agreement, Dr. Ciappenelli will serve in these capacities for a three year term and is paid an annual base salary of $280,000 with an annual bonus opportunity. For the fiscal years 2008 and 2007, the Board will determine the amount of annual bonus in its discretion, with a minimum bonus equal to 1/3 of his annual base salary. For 2007, Dr. Ciappenelli will be entitled to receive a $120,000 guaranteed bonus if he (and the Company) achieve certain performance milestones in that year. Effective March 5, 2007, the Company entered into an employment agreement with Dr. Benjamin. Pursuant to Dr. Benjamin’s agreement, he will serve as the Vice President of Research and Development for a term of one year, with additional one year renewal provisions, and is entitled to an annual base salary of $200,000, and a board evaluated and awarded discretionary bonus opportunity of 1/3 of his base salary.

Equity Compensation Plans

The following table sets forth summary information regarding equity compensation plans approved and not approved by the Company’s stockholders as of December 31, 2006.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders	52,500	$3.00	5,247,500
Equity compensation plans not approved by security holders	1,225,117	$0.18	3,724,650
TOTAL	1,277,617	$0.30	8,972,150

The equity compensation plans approved by the Company’s stockholders are its four stock options plans as follows: (i) 1999 Le@P Technology, Inc. Long Term Incentive Plan (“1999 Plan”); (ii) Le@P Technology, Inc. 1998 Incentive Option Plan (“1998 Plan”); (iii) Le@P Technology, Inc. Incentive Option Plan (“1997 Plan”); and (iv)

Le@P Technology, Inc. Long Term Incentive Plan (“1996 Plan” and collectively, the “Plans”). All options under the 1998 Plan, the 1997 Plan and the 1996 Plan had been granted, but all have been forfeited, leaving 2,300,000 options available for grant. The 1999 Plan has 2,947,500 options available for future grant. All of the foregoing Plans were approved by the Company’s stockholders.

Equity compensation plans not approved by security holders consists of the Le@P Technology, Inc. 2006 Long-Term Incentive Plan (“2006 Plan”), and 300,000 stock options granted outside of the terms of the Company’s Plans in the year ended December 31, 2002. Three former non-employee directors of the Company received a total of 300,000 options on May 7, 2002 that expired on March 27, 2007. The 2006 Plan is subject to stockholder approval at the 2007 Annual Meeting, and has 3,724,650 stock options available for future grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following describes certain transactions or relationships between the Company and its officers, directors and certain related parties in which any of them had or is to have a direct or indirect material interest. Except as otherwise specifically set forth herein, for purposes of this section, the term “Company” also includes each of the Company’s subsidiaries.

Except as otherwise stated below, all transactions between and among the Company and its subsidiaries described below, its executive officers and the subsidiaries and each of their respective affiliates may involve conflicts of interest. The Company believes that transactions with affiliates have been made on terms no less favorable to the Company than those available from unaffiliated parties.

M. LEE PEARCE, M.D.

Generally

M. Lee Pearce M.D., the Company’s former Chairman of the Board and its continuing majority stockholder, directly or indirectly, owns a number of entities (collectively, the “Majority Stockholder”) with which the Company, and its wholly-owned subsidiaries, does or has done business. In particular, Dr. Pearce is the beneficial owner of a substantial majority of North Ridge Medical Plaza, Ltd. (“NRMP”), which owns the building where the Company leased a suite for its corporate office. He sold the building on March 16, 2007, and the Company now leases the 2,060 square feet of office space from an unrelated entity.

Real Estate Acquisition

Effective September 28, 2001, the Majority Stockholder sold land and buildings (the “Real Property”) in Broward County, Florida to the Company in exchange for notes payable. The Real Property has been recorded at fair value as determined by an independent third-party appraisal. The notes payable consist of a short-term promissory note in the amount of $37,500 which was due and paid on November 28, 2001 and a longer-term note and mortgage in the amount of $562,500 due in one lump sum on September 28, 2006, and bearing interest at the rate of 7% per annum, payable first on September 28, 2004 and monthly thereafter. On March 17, 2006, the Company replaced the original $562,500 long-term note with a new long-term note in the principal amount of $562,500. The new note bears interest at the rate of 7% per annum and the principal and interest are due in one lump sum on January 8, 2008.

The Real Property is zoned light industrial and consists of one and one-third acres and three buildings. The buildings were demolished in August 2003, and in connection therewith the Company recognized an impairment loss equal to the book value of the buildings.

The primary motivation for the Company’s acquisition of the Real Property was to increase the amount of its assets that do not constitute investments in securities and thereby enable the Company to continue to qualify for an exclusion from investment company status under Investment Company Act of 1940 (the “’40 Act”).

Funding Arrangement and Operating Loans

Since the fourth quarter of 1999, the Company has funded its operations and its investments through proceeds from affiliates of Dr. Pearce pursuant to a commitment dated September 30, 1999 to provide or arrange for funding of up to $10 million (the “Funding Arrangement”) and certain working capital loans. Through March 15, 2006, the Company had received an aggregate of $8.475 million pursuant to this Funding Arrangement. On March 31, 2000, the Company and Dr. Pearce agreed that all funds contributed pursuant to the Funding Arrangement would be treated as a subscription for additional shares of the Company’s Class A Common Stock at the purchase price of $5.25 per share. Accordingly, through March 15, 2006, an aggregate of 1,614,285 shares of Class A Common Stock had been issued to Dr. Pearce or his affiliates pursuant to such agreement.

Through March 15, 2006, the Company had received loans of approximately $2,814,487 from the Majority Stockholder. These notes were separate from the $10 million Funding Arrangement. The proceeds of the loans were used for working capital purposes. These loans bore interest at the prime rate and provided for a maturity date of March 15, 2006. Principal and accrued interest in the amount of $3,141,470.56 (the “Loans”) were due in one lump sum on March 15, 2006.

On March 17, 2006 the Company entered into an Exchange and Termination Agreement (“Exchange Agreement”) with the M. Lee Pearce 2005 Irrevocable Trust (“2005 Trust”), of which Dr. Pearce is the sole beneficiary, whereby all principal and accrued interest due under the Notes was converted into 31,414,706 shares of the Company’s Class A Common Stock (the “Shares”), at an effective conversion price of $0.10 per share. In consideration, the Company agreed to terminate the Funding Arrangement. One of the conditions to the Exchange Agreement was that the Company reduce the par value of its Class A Common Stock from $0.20 per share to $0.01 per share. The stockholders approved the reduction in the par value of its Class A Common Stock from $0.20 per share to $0.01 per share at the 2006 Annual Meeting on May 12, 2006.

PROPOSAL NO. 2

ADOPTION OF THE COMPANY’S 2006 LONG-TERM INCENTIVE PLAN

The Stockholders of the Company are asked to approve the adoption of the Company’s 2006 Long-Term Incentive Plan (the “2006 Plan”). The Board of Directors unanimously approved the establishment of the 2006 Plan on October 30, 2006, subject to the approval of the Stockholders. The affirmative vote of the holders of at least a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, present and entitled to vote at the Annual Meeting is required to approve the adoption of the 2006 Plan. The Board recommends that its stockholders vote their shares for the proposal to approve the adoption of the 2006 Plan.

The following is a brief summary of the principal provisions of the 2006 Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the 2006 Plan set forth as Exhibit “A” hereto.

Summary of the 2006 Plan

Purpose. The purpose of the 2006 Plan is to enable the Company and any Related Company to attract and retain employees who contribute to the Company’s success by their ability, ingenuity and industry, and to enable such employees to participate in the long-term success and growth of the Company by giving them an equity interest in the Company.

Administration. The 2006 Plan shall be administered by a Committee; provided, however, that to the extent determined necessary to satisfy the requirements for exemption from Section 16(b) of the Exchange Act, with respect to the acquisition or disposition of securities thereunder, action by the Committee may be by a committee composed solely of two or more “non-employee directors,” within the meaning of Rule 16b-3 as promulgated under Section 16(b) of the Exchange Act, appointed by the Board or by the Compensation Committee of the Board, and provided further, that to the extent determined necessary to satisfy the requirements for the exception for “qualified performance-based compensation” under Section 162(m) of the Code, with respect to awards thereunder, action by the Committee may be by a committee comprised solely of two or more “outside directors,” within the meaning of Code Section 162(m), appointed by the Board or by the Compensation Committee of the Board. Members of the Committee shall serve at the pleasure of the Board.

Eligibility. Officers and other employees of the Company and Related Companies are eligible to be granted awards under the 2006 Plan. In addition, a director of or consultant to the Company or a Related Company who is not also an employee of the Company or a Related Company will also be eligible to be granted awards under the 2006 Plan. The participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

Types of Awards Under the 2006 Plan

The Company has reserved 6,500,000 shares under the 2006 Plan. The maximum number of shares of stock that may be subject to stock options granted to any one employee under the 2006 Plan shall not exceed 3,250,000. The stock options awarded under the 2006 Plan may be of two types: (a) Non-Qualified Stock Options and (b) Incentive Stock Options. To the extent that any stock option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The option price per share of stock purchasable under a stock option shall be determined by the Committee. The term of each stock option shall be determined by the Committee, but in no case shall the term of a stock option exceed ten years and a day.

Manner of Effecting the Amendment

If the stockholders approve the adoption of the Company’s 2006 Long-Term Incentive Plan, the Board of Directors intends to promptly file an amendment, in substantially the form attached hereto as Exhibit B, with the Secretary of State of the State of Delaware. However, the Board reserves the right under Delaware Law, at any time prior to the effectiveness of the filing of the Amendment, to abandon the Amendment without further shareholder action.

Vote Required and Recommendation

The affirmative vote of a majority of the votes cast by the holders of the Class A Common Stock and Class B Common Stock, voting together as a single class, at the Annual Meeting is required to approve the adoption of the 2006 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ADOPTING THE COMPANY’S 2006 LONG-TERM INCENTIVE PLAN.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF BERENFELD SPRITZER SHECHTER & SHEER,
LLP AS THE COMPANY’S INDEPENDENT AUDITORS

The Board of Directors has selected Berenfeld Spritzer Shechter & Sheer (“BSSS”) to serve as the Company’s independent auditors to audit the Company’s financial statements for the year ending December 31, 2007. In the event the appointment of BSSS for the Company’s fiscal year ended December 31, 2007 is ratified, it is expected that BSSS will audit the Company and all of the Company’s subsidiaries at the close of their current fiscal years. A representative of BSSS will be present at the Annual Meeting and will have the opportunity to make a statement, if such person desires to do so, and to respond to appropriate questions. A representative of BSSS will be present at the Annual Meeting, have an opportunity to make a statement at the Annual Meeting and be available to answer questions at the Annual Meeting.

The Company’s prior accountants were replaced pursuant the requirements of applicable law, and not as a result of any disagreements with the Company relating to accounting matters or otherwise. The Company’s audit reports for the previous two years did not contain an adverse opinion or disclaimer, and were not modified.

The Company engaged BSSS as its independent accountants on April 3, 2007.

Vote Required and Recommendation

The proposal to ratify the appointment of BSSS as the Company’s independent auditors will be approved by the stockholders if it receives the affirmative vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFYING THE SELECTION OF BERERFELD SPRITZER SHECHTER & SHEER AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR 2007.

AUDIT COMPENSATION INFORMATION

Audit Fees

The aggregate fees for professional services rendered by Berkowitz Dick Pollack and Brant, LLP (“BDPB”) for the audit of the Company’s financial statements for the fiscal years ended December 31, 2006 and December 31, 2005, and the reviews of the financial statements included in the Company’s Forms 10-QSB for such fiscal years, were approximately $56,000 and $47,000, respectively.

Audit-Related Fees

During the fiscal years ended December 31, 2006 and December 31, 2005, BDPB provided no audit related services to the Company.

Tax Fees

The aggregate fees billed for tax services provided by BDPB in connection with tax compliance, tax consulting and tax planning services for the fiscal years ended December 31, 2006 and December 31, 2005, were approximately $8,700 and $7,500, respectively.

All Other Fees

The Company paid no other additional fees to BDPB for the fiscal years ended December 31, 2006 and December 31, 2005.

Pre-approval of Services by the External Auditor

The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company’s external auditor. The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by its external auditor and consider and, if appropriate, pre-approve, the provision of certain defined audit and non-audit services. The Audit Committee will also consider on a case by case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. Of the Audit-Related Fees, Tax Fee and All Other Fees described above, the Audit Committee pre-approved the fees billed.

OTHER BUSINESS

The Company knows of no other business to be brought at the Annual Meeting. If, however, any other business should be properly brought before the Annual Meeting, those persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless you direct them to do otherwise in your proxy.

OTHER MATTERS

Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of stockholders by submitting such proposals to the Company in a timely manner. In order to be so included for the 2008 annual meeting, stockholder proposals must be received by the Company no later than February 1, 2008 and must otherwise comply with the requirements of Rule 14a-8.

The Company’s by-laws establish advance notice procedures for holders of Class A Common Stock to make nominations of candidates for election as directors, or bring other business before an annual meeting of stockholders, where such nomination or other business has not been proposed for inclusion in the Company’s proxy statement pursuant to Rule 14a-8. These procedures provide that only persons who are nominated by or at the direction of our Board of Directors, by the holders of the Class B Common Stock in accordance with the nomination and election rights granted to such holders, or by a Class A stockholder who has given timely written notice to our Secretary before the meeting at which directors are to be elected, will be eligible for election as one of our directors. Further, these procedures provide that at an annual meeting, the only business that may be conducted is the business that has been specified in the notice of the meeting given by, or at the direction of, our Board or by a stockholder who has given timely written notice to our Secretary of such stockholder’s intention to bring that business before the meeting.

Under these procedures, as to the holders of our Class A Common Stock, notice of stockholder nominations to be made or business to be conducted at an annual meeting must be received by us not less than 60 days nor more than 120 days before the date of the meeting, or, if less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to the stockholders, the 10th day following the earlier of (1) the day notice was mailed or (2) the day public disclosure was made.

Under our by-laws, as to the holders of our Class A Common Stock, a stockholder’s notice nominating a person for election as a director must contain specific information about the proposed nominee and the nominating stockholder. If our Board determines that a nomination was not made in the manner described in our by-laws, the nomination will be disregarded. Similarly, as to the holders of our Class A Common Stock, a stockholder’s notice proposing the conduct of business must contain specific information about the business and about the proposing stockholder. If our Board determines that business was not properly brought before the meeting in the manner described in our by-laws, the business will not be conducted.

By requiring advance notice of nominations by holders of our Class A Common Stock, our by-laws afford our Board an opportunity to consider the qualifications of the proposed nominee to the extent deemed necessary or desirable by our Board, to inform stockholders about these qualifications. By requiring advance notice of other proposed business, our by-laws also provide an orderly procedure for conducting annual meetings of stockholders and, to the extent deemed necessary or desirable by our Board, provides our Board with an opportunity to inform stockholders, before meetings, of any business proposed to be conducted at the meetings, together with any recommendations as to our board’s position regarding action to be taken with respect to the business, so that stockholders can better decide whether to attend a meeting or to grant a proxy regarding the disposition of any business.

The cost of solicitation of proxies for use at the Annual Meeting will be borne by the Company. Solicitations will be made by mail or by facsimile, but regular employees of the Company may solicit proxies personally or by telephone.

OTHER INFORMATION

The Company’s Annual Report is being provided with this proxy statement. Only one Annual Report and proxy statement may be delivered to multiple security holders sharing an address unless the Company receives contrary instructions from one or more of the security holders. Any security holder at a shared address to which a single copy of the annual report and proxy statement was delivered my provide instructions to the Company to receive a separate copy (without charge) of the Annual Report and proxy statement by mailing a request. The Company will also provide to any stockholder, upon written request and without charge, a copy (without exhibits) of all information incorporated by reference in this proxy statement. Requests should be addressed to Le@P Technology, Inc., Investor Relations, 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, (954) 771-1772.

EXHIBIT A

LE@P TECHNOLOGY, INC.
2006 Stock Incentive Plan

(Effective October 30, 2006)

Section 1. Purpose

The purpose of this Le@P Technology, Inc. 2006 Stock Incentive Plan (the “Plan”) is to enable the Company and any Related Company to attract and retain employees who contribute to the Company’s success by their ability, ingenuity and industry, and to enable such employees to participate in the long-term success and growth of the Company by giving them an equity interest in the Company.

Section 2. Definitions

Most definitions used in this document may be found in The Princeton Review Glossary, attached. In addition, though, we will use the following terms:

2.1.	“Board” shall mean the Board of Directors of the Company.

2.2.	“Cause” shall mean:

	(a)	dishonesty or the willful engaging by an employee in illegal conduct, if such acts materially injure the company;

(b)

the willful failure of an employee to perform the material duties of his or her employment (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand is delivered to the employee which identifies the manner in which the employee has not substantially performed his or her duties;

	(c)	the willful engaging by an employee in gross misconduct in connection with the performance of his or her duties which is materially injurious to his or her employer; or

(d)

disloyalty towards the Company which results in material harm to the Company, which specifically shall include, but not be limited to, actions which are inconsistent with the fiduciary duty owed the Company arising by law from employment as an officer and agent of the Company.

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2.3.	A “Change in Control” shall mean:

(a)

an acquisition or acquisitions of 30% or more of the Company’s then issued and outstanding voting stock, with preferred stock on an as-converted basis, that results in a change in the CEO or Chairman of the Board, by an outside entity or entities (as defined below);

(b)

a merger or consolidation of the Company, unless (1) following the transaction, former stockholders of the Company continue to hold at least 50% of the voting stock of the surviving entity or (2) the transaction is effected to implement a recapitalization in which no outside entity or entities acquire control of 50% or more of the Company’s voting stock;

(c)

during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period);

(d) a liquidation or dissolution of the Company, or sale of substantially all of its assets to an outside entity or entities; or

(e) the execution of a binding agreement which, if consummated, would result in a Change in Control as defined above;

(i)

provided, that, notwithstanding anything to the contrary in the foregoing, neither the initial public offering of the common stock of the Company, nor the temporary holding of Company securities by an underwriter pursuant to an offering of such securities, shall be deemed to constitute, or otherwise be treated as, a Change in Control.

(ii) For purposes of this definition, an “outside entity” includes “person” or “group” within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934.

2.4.	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.5.	“Common Stock” shall mean the common stock of the Company.

2.6.	“Committee” shall mean the Compensation Committee of the Board or such other committee appointed either by the Board or by such Compensation Committee to administer the Plan.

2.7.	“Company” shall mean Le@P Technology, Inc.

2.8.	“Effective Date” shall mean October 30, 2006.

2

2.9.	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.10.	“Incentive Stock Option” shall mean a Stock Option that is an “incentive stock option” within the meaning of Section 422 of the Code.

2.11.

“Fair Market Value” shall mean the closing sale price of the Stock on a given date as reported on the NASDAQ, or such other national securities exchange as may be designated by the Company, or, in the event that the Stock is not listed for trading on a national securities exchange but is quoted on an automated system, on such automated system. If the Common Stock is not readily tradable on a national securities exchange, the Nasdaq Stock Market, Inc. or any automated quotation system sponsored by the National Association of Securities Dealers, Inc., its Fair Market Value shall be set in good faith by the Committee. For purposes of the grant of any Stock Option, the applicable date shall be the date for which the last sales price is available at the time of grant.

2.12.	“Non-Qualified Stock Option” shall mean a Stock Option which is not an Incentive Stock Option.

2.13.	“Plan” shall mean Le@P Technology, Inc. 2006 Stock Incentive Plan.

2.14.	“Reassigned” shall mean:

(a) a material detrimental change in an employee’s duties, titles or reporting responsibilities from those in effect;

(b)

the relocation of the employee by more than 50 miles from the office at which he or she was based, or, if the employee consents to relocation, the failure by the Company to pay the Executive’s reasonable moving expenses and indemnify him or her against loss realized in the sale of his or her principal residence in connection with the relocation;

(c) the Company’s failure to have any successor assume the Agreement; or

(d) any other material breach by the Company of the Agreement.

2.15.	“Related Company” shall mean any affiliate of the Company designated as such by the Committee.

2.16.	“Restricted Stock” shall mean an award of shares of Stock granted to an employee pursuant to the Stock Incentive Plan.

2.17.	“Stock” shall mean the common stock of the Company.

2.18.	“Stock Incentive Plan” shall mean Le@P Technology, Inc. 2006 Stock Incentive Plan, or any successor plan thereto.

2.19.	“Stock Option” shall mean an award to purchase shares of Stock granted to an employee

3

pursuant to the Stock Incentive Plan, which may be either a Non-Qualified Stock Option or an Incentive Stock Option.

Section 3. Types of Awards.

          Awards under the Plan may be in the form of (a) Non-Qualified Stock Options, (b) Incentive Stock Options and (c) Restricted Stock.

Section 4. Administration

4.1.

Composition of Committee. The Plan shall be administered by the Committee; provided, however, that to the extent determined necessary to satisfy the requirements for exemption from Section 16(b) of the Exchange Act, with respect to the acquisition or disposition of securities hereunder, action by the Committee may be by a committee composed solely of two or more “non-employee directors,” within the meaning of Rule 16b-3 as promulgated under Section 16(b) of the Exchange Act, appointed by the Board or by the Compensation Committee of the Board, and provided further, that to the extent determined necessary to satisfy the requirements for the exception for “qualified performance-based compensation” under Section 162(m) of the Code, with respect to awards hereunder, action by the Committee may be by a committee comprised solely of two or more “outside directors,” within the meaning of Code Section 162(m), appointed by the Board or by the Compensation Committee of the Board. Members of the Committee shall serve at the pleasure of the Board.

4.2.

Power and Authority of Committee. The Committee shall have the authority to grant awards to eligible employees under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to otherwise supervise the administration of the Plan. In particular, and without limiting its authority and powers, subject to the terms of the Plan, the Committee shall have the authority:

	(a)	to determine whether and to what extent any award or combination of awards will be granted hereunder;

	(b)	to select the individuals to whom awards will be granted;

	(c)	to determine the number of shares of Stock to be covered by each award granted hereunder;

(d)

to determine the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based on performance and such other factors as the Committee may determine, and to determine whether the terms and conditions of the award are satisfied;

	(e)	to determine the treatment of awards upon an employee’s retirement, disability, death, termination for cause or other termination of employment;

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(f)

to determine that amounts equal to the amount of any dividends declared with respect to the number of shares covered by an award (including Stock Options) (i) will be paid to the holder of the award currently, (ii) will be deferred and deemed to be reinvested, (iii) will otherwise be credited to the holder of the award, or (iv) that the holder of the award has no rights with respect to such dividends;

	(g)	to amend the terms of any award, prospectively or retroactively;

	(h)	to substitute new Stock Options for previously granted Stock Options, or for options or other awards granted under other plans; but

	(i)	to not impair the rights of the award holder without his or her consent.

4.3.

Determinations of Committee Final and Binding. All determinations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

4.4.

Delegation of Authority. The Committee may from time to time delegate to one or more officers of the Company or any Related Company any or all of its authorities granted hereunder except with respect to awards granted to persons subject to Section 16 of the Exchange Act. The Committee shall specify the maximum number of shares that the officer or officers to whom such authority is delegated may issue pursuant to awards made hereunder.

4.5.

Board Approval. Notwithstanding anything in the Plan to the contrary, and to the extent determined to be necessary to satisfy an exemption under Rule 16b-3 with respect to the grant of an award hereunder (and, as applicable, with respect to the disposition to the Company of Stock hereunder), or as otherwise determined advisable by the Committee, the terms of the grant of awards (and, as applicable, any related disposition to the Company) under the Plan shall be subject to the prior approval of the Board. Any prior approval of the Board, as provided in the preceding sentence, shall not otherwise limit or restrict the authority of the Committee to grant awards under the Plan, including, but not limited to, the authority of the Committee to grant awards qualifying for the exception for qualified performance-based compensation under Section 162(m) of the Code and the treasury regulations thereunder.

Section 5. Stock Subject to Plan; Individual Limit.

5.1.

Eligibility. Officers and other employees of the Company and Related Companies are eligible to be granted awards under the Plan. In addition, a director of or consultant to the Company or a Related Company who is not also an employee of the Company or a Related Company will also be eligible to be granted awards under the Plan. The participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

5.2.	Shares of Stock subject to Plan. The aggregate number of shares of Common Stock

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which may be issued or used for reference purposes under this Plan or with respect to which all awards may be granted shall not exceed 6,500,000 shares with respect to all types of awards. The shares of Stock hereunder may consist of authorized but unissued shares or treasury shares. Shares of Stock reserved and available for distribution under the Plan shall be subject to further adjustment as provided below.

5.3.

Cancellation, Surrender or Termination of Awards. To the extent a Stock Option is surrendered, canceled or terminated without having been exercised, or an award is surrendered, canceled or terminated without the award holder having received payment of the award, or shares awarded are surrendered, canceled, repurchased at less than Fair Market Value or forfeited, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan. Notwithstanding the foregoing, surrender, cancellation, termination or forfeiture of a Stock Option, to the extent provided under Code Section 162(m) and the treasury regulations thereunder, shall not be disregarded for purposes of applying the individual limit on available shares described in Section 5.3. At no time will the overall number of shares issued under the Plan plus the number of shares covered by outstanding awards under the Plan exceed the aggregate number of shares authorized under the Plan.

5.4.

Individual Limit. Notwithstanding anything to the contrary above, the maximum number of shares of Stock that may be subject to Stock Options granted to any one employee under the Plan shall not exceed 3,250,000.

5.5.

Capital and Corporate Changes. Subject to the provisions of Section 11.1, in the event of any merger, reorganization, consolidation, sale of all or substantially all of the Company’s assets, recapitalization, stock dividend, stock split, spin-off, split-up, split-off, distribution of assets (including cash) or other change in corporate structure affecting the Stock, an equitable substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, shall be made to prevent dilution or enlargement of the rights of participants under the Plan with respect to the aggregate number of shares reserved for issuance under the Plan, the maximum number of shares of Stock available under the individual limit described in Section 5.3, the identity of the stock or other securities to be issued under the Plan, the number of shares subject to outstanding awards and the amounts to be paid by award holders, the Company or any Related Company, as the case may be, with respect to outstanding awards. Notwithstanding the foregoing, none of the changes in corporate structure affecting the Stock described above shall impair the rights of an then-existing award holder without his or her consent.

Section 6. Stock Options.

6.1.

Types of Stock Options. The Stock Options awarded under the Plan may be of two types: (a) Non-Qualified Stock Options and (b) Incentive Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

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6.2.

Terms of Stock Options Generally. Subject to the following provisions, Stock Options awarded under the Plan shall be in such form and shall have such terms and conditions as the Committee may determine:

	(a)	Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee.

	(b)	Option Term. The term of each Stock Option shall be determined by the Committee, but in no case shall the term of a Stock Option exceed ten years and a day.

(c)

Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part.

(d)

Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the award, which may include cash (including cash equivalents), delivery of unrestricted shares of Stock owned by the optionee for at least six months or subject to awards hereunder, any other manner permitted by law as determined by the Committee, or any combination of the foregoing. The Committee may provide that all or part of the shares received upon the exercise of a Stock Option which are paid for using Restricted Stock shall be restricted or deferred in accordance with the original terms of the Restricted Stock so used.

(e)

No Stockholder Rights. An optionee shall have neither rights to dividends (other than amounts credited in accordance with Section 4.2(f)) nor other rights of a stockholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

	(f)	Surrender Rights. The Committee may provide that options may be surrendered for cash upon any terms and conditions set by the Committee.

(g)

Non-transferability. No Stock Option shall be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or the Employee Retirement Income Security Act. During the optionee’s lifetime, all Stock Options shall be exercisable only by the optionee. Notwithstanding the above, the Committee may, in its discretion and subject to such limitations and conditions as the Committee deems appropriate, grant Non-Qualified Stock Options on terms that permit the optionee to transfer the option to the optionee’s spouse, children, siblings, parents, or a trust in which these persons have more than fifty percent of

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the beneficial interest.

(h)

Termination of Employment. If an optionee’s employment with the Company or a Related Company terminates by reason of death, disability, retirement, voluntary or involuntary termination or otherwise, the Stock Option shall be exercisable to the extent determined by the Committee. The Committee may provide that, notwithstanding the option term determined pursuant to Section 6.2, a Stock Option which is outstanding on the date of an optionee’s death shall remain outstanding for an additional period after the date of such death.

6.3.

Special Terms for Incentive Stock Options. Notwithstanding the provisions of Section 6.2, no Incentive Stock Option shall (a) have an option price which is less than 100% of the Fair Market Value of the Stock on the date of the award of the Incentive Stock Option (or, in the case of an employee who owns Stock possessing more than 10% of the total voting power of all classes of stock of the Company (or its parent or subsidiary corporation) (a “10% shareholder”), have an option price which is less than 110% of the Fair Market Value of the Stock on the date of grant), (b) be exercisable more than ten years (or, in the case of a 10% shareholder, five years) after the date such Incentive Stock Option is awarded, or (c) be awarded more than ten years after the date of the adoption of the Plan. Notwithstanding anything to the contrary in this Plan, only employees of the Company or a parent or subsidiary of the Company (as defined in Code Sections 424(e) and 424(f)) shall be eligible to receive awards of Incentive Stock Options. By accepting an Incentive Stock Option granted under the Plan, each such optionee agrees, and any agreement or letter evidencing such option grant shall so provide, that he or she will notify the Company in writing immediately after such optionee makes a “disqualifying disposition” (as provided in Sections 421, 422 and 424 of the Code and the treasury regulations thereunder) of any Stock acquired pursuant to the exercise of an Incentive Stock Option granted under the Plan.

Section 7. Restricted Stock.

             Subject to the following provisions, all awards of Restricted Stock shall be in such form and shall have such terms and conditions as the Committee may determine:

7.1.

The Restricted Stock award shall specify the number of rights to purchase and number of shares of Restricted Stock that may be purchased, the price, if any, to be paid by the recipient of the rights to purchase Restricted Stock (which shall in no event be less than par value), and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company or a Related Company, upon the attainment of specified performance goals or upon such other criteria as the Committee may determine.

7.2.

Stock certificates representing the Restricted Stock awarded to an employee shall be registered in the employee’s name, but the Committee may direct that such certificates be held by the Company on behalf of the employee. Except as may be permitted by the

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Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the employee until such share has vested in accordance with the terms of the Restricted Stock award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the employee (or his or her designated beneficiary in the event of death) free of all restrictions.

7.3.

The Committee may provide that the employee shall have the right to vote or receive dividends on Restricted Stock. The Committee may provide that Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

7.4.

Except as may be provided by the Committee, in the event of an employee’s termination of employment before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee shall provide that (i) the purchase price paid by the employee with respect to such shares shall be returned to the employee or (ii) a cash payment equal to such Restricted Stock’s Fair Market Value on the date of forfeiture, if lower, shall be paid to the employee.

7.5.	The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the employee’s Restricted Stock.

Section 8. Tax Withholding.

8.1.

Tax Withholding. Each employee shall, no later than the date as of which the value of an award (or portion thereof) first becomes includible in the employee’s income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award (or portion thereof). The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall, to the extent required by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the employee including, but not limited to, the right to withhold shares of stock otherwise deliverable to the employee with respect to any awards hereunder.

8.2.

Use of Stock to Satisfy Withholding Obligations. To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an employee may irrevocably elect to have the withholding tax obligation or any additional tax obligation with respect to any awards hereunder satisfied by (a) having the Company withhold shares of Stock otherwise deliverable to the employee with respect to the award, (b) delivering to the Company shares of unrestricted Stock, or (c) through any combination of withheld and delivered shares of Stock, as described in (a) and (b).

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Section 9. Amendments and Termination.

The Board or the Committee may discontinue the Plan at any time and may amend it from time to time. No such action of the Board or the Committee shall require the approval of the stockholders of the Company, unless such stockholder approval is required by applicable law or by the rules or regulations of any securities exchange or regulatory agency, or is otherwise determined necessary or desirable, in the sole discretion of the Committee, to enable transactions associated with grants of Stock Options and Restricted Stock, and purchases of Restricted Stock to qualify for an exemption from Section 16(b) of the Exchange Act or to qualify for the exception for qualified performance-based compensation under Section 162(m) of the Code. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder’s written consent.

Section 10. Change in Control.

10.1.

Vesting or Assumption of Obligations. Unless otherwise determined by the Committee at the time of grant or by amendment (with the holder’s consent) of such grant, in the event of a Change in Control all outstanding Stock Option awards under the Plan shall become fully vested and exercisable and the restrictions and deferral limitations applicable to all outstanding Restricted Stock awards under the Plan shall lapse and such awards shall be deemed fully vested immediately prior to the effective date of the Change in Control unless the surviving, continuing, or purchasing corporation, or a parent or subsidiary thereof, as the case may be (the “surviving corporation”), assumes such awards or substitutes equivalent awards therefor. Any Stock Options which are neither assumed or substituted for by the surviving corporation in connection with the Change in Control nor exercised as of the effective date of the Change in Control shall terminate and cease to be outstanding as of the effective date of the Change in Control.

10.2.

Termination of Employment. If in connection with or within one year following a Change in Control, an employee’s employment is terminated by the successor corporation without Cause, or if the employee then terminates employment after being Reassigned, all awards then held by the employee under the Plan shall become fully vested and exercisable, and the restrictions and deferral limitations applicable to any such awards shall lapse and such awards shall be deemed fully vested.

Section 11. General Provisions.

11.1.

Additional Requirements. Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (a) the listing, registration or qualification of the Stock subject or related thereto upon any securities exchange or under any state or federal law, or (b) the consent or approval of any government regulatory body or (c) an agreement by the recipient of an award with respect to the disposition of Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of Stock thereunder, such award shall not be granted or exercised,

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in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

11.2.

Plan Not a Contract of Employment. The Plan is not an employment contract and neither the Plan nor any action taken hereunder shall be construed as giving to a Participant the right to be retained in the employ of the Company or a Related Company. The Company or, as applicable, the Related Company may terminate the Participant’s employment as freely and with the same effect as if the Plan were not in existence. Nothing set forth in the Plan shall prevent the Company or a Related Company from adopting other or additional compensation arrangements.

11.3.

Determinations Not Uniform. Determinations by the Committee under the Plan relating to the form, amount, and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

11.4.

Indemnification. No member of the Board or the Committee, nor any officer or employee of the Company or a Related Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board and the Committee, and all officers or employees of the Company and Related Companies acting on their behalf, shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

11.5.

Awards not Includable for Benefit Purposes. Income recognized by an employee pursuant to the Plan shall not be included in the determination of benefits under any other executive compensation or employee benefit or other compensatory plan of the Company or a Related Company, or any entity controlled by the Company or a Related Company, except as specifically provided in any such other plan or as otherwise provided by the Committee.

11.6.

Severability. If any provision of the Plan is held to be void, illegal, unenforceable or otherwise in conflict with the law governing the Plan, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the parties in accordance with applicable law, and the other provisions of the Plan shall remain in full force and effect.

11.7.

Legal Interpretation/Governing Law. The text of the Plan shall control and the headings to the Sections are for reference purposes only and do not limit or extend the meaning of any of the Plan’s provisions. Except as to matters of federal law, the Plan and all rights thereunder shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to the principles of conflicts of law thereof.

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Section 12. Effective Date and Duration.

The Plan shall be effective on October 30, 2006, subject, to the extent required by law, to approval by the Company’s stockholders. The Plan shall be amended and restated effective as of the Effective Date, subject, to the extent required by law, to approval by the Company’s stockholders. No awards of Stock Options or Restricted Stock shall be made under the Plan after the date that is ten years from the Effective Date.

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